UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Monroe Capital Enhanced Corporate Lending Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

155 North Wacker Drive, 35th Floor
Chicago, Illinois 60606
(312) 258-8300
April 30, 2026
Dear Shareholder:
You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Monroe Capital Enhanced Corporate Lending Fund (the “Fund”) to be held on June 18, 2026, commencing at 9:00 a.m., Central Time, at the Fund’s principal executive offices at 155 North Wacker Drive, Floor 35, Chicago, Illinois 60606.
The Notice of Annual Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to consider and vote upon the election of one trustee of the Fund.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or to otherwise give your proxy authorization as specified in the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by e-mail. Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by mail or e-mail, as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent shareholders of record from voting in person but will assure that your vote is counted if you are unable to participate in the Annual Meeting.
On behalf of your Board of Trustees, thank you for your continued interest and support.
Sincerely yours,
/s/ Theodore L. Koenig

Theodore L. Koenig
Chairman of the Board

MONROE CAPITAL ENHANCED CORPORATE LENDING FUND
155 North Wacker Drive, 35th Floor
Chicago, Illinois 60606
(312) 258-8300
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 18, 2026
To the Shareholders of Monroe Capital Enhanced Corporate Lending Fund:
The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Monroe Capital Enhanced Corporate Lending Fund (the “Fund”) will be held on June 18, 2026, commencing at 9:00 a.m., Central Time, at the Fund’s principal executive offices at 155 North Wacker Drive, Floor 35, Chicago, Illinois 60606, for the following purposes:
1.   To consider and vote upon the election of one trustee nominee to serve as a trustee until the 2029 annual meeting of shareholders and until his successor is duly elected and qualifies; and
2.   To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
Only the Fund’s shareholders of record at the close of business on April 28, 2026 will be entitled to receive notice of and vote at the meeting. During the Annual Meeting, the Fund intends to answer questions that are pertinent to the Fund and the official business of the Annual Meeting, subject to time constraints.
It is important that all shareholders participate in the affairs of the Fund, regardless of the number of shares owned. Whether or not you expect to participate in the Annual Meeting in person, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided or otherwise submitting your vote in accordance with instructions shown on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by mail or e-mail.
You have the option to revoke your proxy at any time prior to the meeting and to vote your shares personally if you attend the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Fund.
By order of the Board of Trustees,
/s/ Ronald A. Holinsky

Ronald A. Holinsky
Corporate Secretary
Chicago, Illinois
April 30, 2026
This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may participate in the meeting.

i

MONROE CAPITAL ENHANCED CORPORATE LENDING FUND
155 North Wacker Drive, 35th Floor
Chicago, Illinois 60606
(312) 258-8300
PROXY STATEMENT
2026 Annual Meeting of Shareholders
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Board of Trustees”) of Monroe Capital Enhanced Corporate Lending Fund (the “Fund,” “we,” “us” or “our”) for use at our 2026 Annual Meeting of Shareholders to be held on June 18, 2026, commencing at 9:00 a.m., Central Time (the “Annual Meeting”), and at any postponements or adjournments thereof, at the Fund’s principal executive offices at 155 North Wacker Drive, Floor 35, Chicago, Illinois 60606. The Fund’s Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2025, was previously filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2026. The Notice of Annual Meeting, this proxy statement and the accompanying proxy card, together with a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are first being sent to shareholders on or about April 30, 2026.
Only the Fund’s shareholders of record at the close of business on April 28, 2026 will be entitled to receive notice of and vote at the Annual Meeting. During the Annual Meeting, the Fund intends to answer questions that are pertinent to the Fund and the official business of the Annual Meeting, subject to time constraints.
We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy vote by mail or e-mail as described in the instructions on the proxy card or voting instruction form, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by the holders of such shares will be cast FOR the election of the trustee nominee.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form.
Important notice regarding the availability of proxy materials for the 2026 Annual Meeting of Shareholders to be held on June 18, 2026:
The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available free of charge via the Fund’s EDGAR page on the SEC’s website at www.sec.gov.
The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:
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the date, time and location of the Annual Meeting;

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a list of the matters intended to be acted on and our Board of Trustees’ recommendations regarding those matters;

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any control/identification numbers that you need to access your proxy card; and

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information about attending the Annual Meeting and voting in person.

INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
The Annual Meeting will be conducted in person on June 18, 2026, commencing at 9:00 a.m., Central Time.
Where will the Annual Meeting be held?
The Annual Meeting will be held at the Fund’s principal executive offices at 155 North Wacker Drive, Floor 35, Chicago, Illinois 60606.
What items will be voted on at the Annual Meeting?
There is one matter scheduled for a vote: to consider and vote upon the election of one trustee nominee to serve as a trustee until the 2029 annual meeting of shareholders and until his successor is duly elected and qualifies.
The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Shareholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
What are the recommendations of the Board of Trustees?
Our Board of Trustees recommends that you vote “FOR” the election of the trustee nominee named herein to serve on the Board of Trustees.
Will the Fund’s trustees be in attendance at the Annual Meeting?
The Fund encourages, but does not require, its trustees to attend annual meetings of shareholders. However, the Fund anticipates that all of its trustees will attend the Annual Meeting.

INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
Only shareholders of record at the close of business on the record date, April 28, 2026, are entitled to receive notice of and to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting. As of the close of business on April 28, 2026, there were 4,043,090 common shares of beneficial interest of the Fund (“common shares”) outstanding and entitled to vote at the Annual Meeting, all of which are Class I shares (as of April 28, 2026, we had no Class S shares or Class D shares outstanding).
How many votes are needed to approve the proposal (election of a trustee)?
The trustee nominee will be elected by a plurality of the votes cast at the Annual Meeting. “Withhold” votes and broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees.
How do I vote?
You may either vote “FOR” the nominee to the Board of Trustees, or you may vote to “WITHHOLD AUTHORITY” for the nominee. The procedures for voting for each method of voting are described below:
Shareholders of Record: Shares Registered in Your Name.   If on April 28, 2026, your shares were registered directly in your name with the Fund’s transfer agent, Ultimus Fund Solutions, LLC then you are a shareholder of record. If you are a shareholder of record, you may vote at the Annual Meeting or by giving us your properly authorized proxy as described in the instructions on the proxy card. Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise properly authorize your proxy as specified on the proxy card, to ensure your vote is counted. You may still participate in the Annual Meeting and vote in person if you have already voted by proxy or have otherwise given your proxy authorization.
IN PERSON:   To vote in person, attend the Annual Meeting and submit your vote at the Annual Meeting.
BY MAIL OR E-MAIL:   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided or via e-mail to Compliance@monroecap.com. If you return your signed proxy card to us before the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as you direct.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank.   If on April 28, 2026, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions with these proxy materials from that organization rather than from the Fund. If your shares are held for your account by a broker, bank or other institution or nominee, your broker, bank or other institution or nominee will not vote your shares unless you provide instructions to your broker, bank or other institution or nominee on how to vote your shares.
You should instruct your broker, bank or other institution or nominee how to vote your shares by following the voting instructions provided by your broker, bank or other institution or nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent.
How many votes do I have?
Each common share outstanding as of April 28, 2026 has one vote. With respect to the election of trustees, proxies cannot be voted for a greater number of persons than the number of nominees named.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.

What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the individual trustee nominee named herein to serve on the Board of Trustees.
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Trustees or, if no recommendation is given, will vote your shares using his or her discretion.
Can I change my vote after submitting my proxy card?
Yes. Any shareholder “of record” (i.e., shareholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Fund in writing before or at the Annual Meeting or by voting during the Annual Meeting. However, the mere presence of the shareholder at the Annual Meeting does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your broker, bank or other institution or nominee. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting.
Unless revoked as stated above, the Fund’s common shares of beneficial interest, including Class S shares, Class D shares and Class I shares (“common shares”) represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “FOR” and votes to “WITHHOLD AUTHORITY” with respect to the proposal to elect the individual trustee nominee named herein to serve on the Board of Trustees. If you “withhold” authority to vote with respect to the trustee nominee, your vote will have no effect on the election of such nominee. Broker non-votes, if any, will have no effect on the election of the nominee.
A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. If a holder of common shares does not vote in person at the Annual Meeting or by proxy in accordance with the instructions provided herein, or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will only be permitted to vote the shareholder’s shares on “routine” proposals. There are no “routine” proposals at the Annual Meeting. Therefore, we do not expect to receive any broker non-votes at the Annual Meeting. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
How many shares must be present to constitute a quorum for the Annual Meeting?
A quorum of shareholders is necessary to hold a valid meeting. The presence (including by proxy) of shareholders of the Fund holding 50% of the outstanding shares of the Fund (without regard to class or series) shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify the single proposal at the time of the Annual Meeting, the chairperson of the meeting or the shareholders entitled to vote at such meeting, present in person or by proxy, may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Fund. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

On April 28, 2026, the record date, there were 4,043,090 common shares outstanding and entitled to vote. Your shares will be counted towards the quorum only if you properly authorize a proxy (or one is authorized on your behalf by your broker, bank or other nominee) or if you attend and vote at the Annual Meeting. Votes to “withhold” authority will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting and filed under cover of a Current Report on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be filed under cover of an amended Current Report on Form 8-K within four days after the final voting results are established.

ADDITIONAL INFORMATION
How and when may I submit a shareholder proposal for the Fund’s 2027 Annual Meeting?
To present nominations of candidates for trustee or shareholder proposals in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for consideration at the Fund’s 2027 annual meeting of shareholders (the “2027 Annual Meeting”), shareholders must deliver proper notice of any such nominations or proposals in writing to the Secretary of the Fund in a timely manner and comply with applicable law, in each case, as described below. The Fund expects that the 2027 Annual Meeting will be held in June 2027, but the exact date, time and location, if any, of such meeting have yet to be determined.
Deadline for Shareholder Proposals Pursuant to Rule 14a-8
To be considered timely under Rule 14a-8(e) under the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a shareholder’s proposal must be made in accordance with Rule 14a-8 under the Exchange Act and be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date of the mailing of notice for the previous year’s annual meeting. Accordingly, a shareholder’s proposal must be received at the Fund’s principal executive offices no later than December 31, 2026, in order to be included in the Fund’s proxy statement and proxy card for the 2027 Annual Meeting. Proposals should be addressed to the Secretary at the Fund’s principal executive offices, which are located at 155 North Wacker Drive, Floor 35, Chicago, Illinois 60606.
Deadline for Notice of Shareholder Nominations and Other Proposals Under Advance-Notice Bylaws
The deadline for delivering a shareholder’s notice of nomination of a candidate for trustee or other proposal for consideration at the 2027 Annual Meeting, under the Fund’s current bylaws, is not earlier than the 150th calendar day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than the close of business on the 120th calendar day prior to the first anniversary of the date of mailing of notice for such annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 calendar days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 150th calendar day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of (1) the 120th calendar day prior to the date of mailing of the notice for such annual meeting or (2) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. For purposes of the foregoing, the “date of mailing of the notice” means the date of the proxy statement for the solicitation of proxies for election of trustees. Accordingly, a shareholder’s notice of nomination of a candidate for trustee or other proposal must be delivered in writing to the Fund’s principal executive offices no earlier than December 1, 2026 and no later than the close of business on December 31, 2026 in order to be considered at the 2027 Annual Meeting. A shareholder’s notice must be addressed to the Secretary and delivered to the principal executive offices of the Fund (at the address above) and shall set forth all information required under Section 11 of Article II of the Fund’s bylaws.
In accordance with our bylaws, the chairman of the 2027 Annual Meeting will have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with Section 11 of the bylaws. All nominees properly submitted to the Fund (or which the Nominating and Corporate Governance Committee otherwise elects to consider) will be evaluated and considered by the members of the Nominating and Corporate Governance Committee using the same criteria as nominees identified by the Nominating and Corporate Governance Committee itself.
How can I obtain the Fund’s Annual Report on Form 10-K?
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) is being delivered along with this proxy statement. Our Annual Report is not incorporated by reference into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report. Requests should be sent to: Corporate Secretary, Monroe Capital Enhanced Corporate

Lending Fund, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606. A copy of our Annual Report has also been filed with the Securities and Exchange Commission and may be accessed from the SEC’s website (www.sec.gov).
Who is paying for this proxy solicitation?
The Fund, and, ultimately, our shareholders, will bear the cost of solicitation of proxies in the form accompanying this proxy statement for the Annual Meeting. Given the limited number of shareholders entitled to notice of and to vote at the Annual Meeting, the Fund anticipates soliciting proxies directly and expects to incur an immaterial amount of expenses in connection therewith.
Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of common shares held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Fund will reimburse for its expenses in so doing. In addition to the use of mail, trustees, officers and regular employees of Monroe Capital BDC Advisors, LLC, the Fund’s investment adviser (“MC Advisors” or the “investment adviser”), or Monroe Capital Management Advisors LLC, the Fund’s administrator (“MCMA” or the “administrator”), without special compensation therefor, may solicit proxies personally or by telephone, text message, electronic mail, facsimile or other electronic means from shareholders. The address of each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors LLC is 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.
How many copies should I receive if I share an address with another shareholder?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a shareholder of record. You can notify us by sending a written request to: Ronald A. Holinsky, Corporate Secretary, Monroe Capital Enhanced Corporate Lending Fund, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606, or by calling (312) 258-8300. In addition, the Fund will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.
Whom should I contact if I have any questions?
If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common shares, please contact Ronald A. Holinsky, Corporate Secretary, Monroe Capital Enhanced Corporate Lending Fund, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606, Telephone: (312) 258-8300.

PROPOSAL 1
ELECTION OF THE TRUSTEE NOMINEE
The Board of Trustees presently has three members. Our Board of Trustees is divided into three classes, each serving staggered, three-year terms. The initial term of the Fund’s Class I trustee will expire at the Annual Meeting; the initial term of the Fund’s Class II trustee will expire at the 2027 Annual Meeting; and the initial term of the Fund’s Class III trustee will expire at the Fund’s 2028 annual meeting of shareholders. Each trustee holds office for the term to which they are elected and until their successor is duly elected and qualifies. Except as otherwise required by applicable requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and as may be provided by the Board in setting the terms of any class or series of preferred shares, pursuant to an election under our declaration of trust, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.
Theodore L. Koenig currently serves as a Class I trustee; Thomas J. Allison currently serves as a Class II trustee; and Kenneth R. Buckman currently serves as a Class III trustee.
The Board of Trustees has nominated one trustee (upon the recommendation of the Nominating and Corporate Governance Committee), Theodore L. Koenig, for re-election as a Class I trustee. If re-elected at the Annual Meeting, Mr. Koenig would serve until the 2029 annual meeting of shareholders and until his successor is elected and qualified, or, if sooner, until his death, resignation or removal. Mr. Koenig has agreed to serve as a trustee if elected and has consented to be named as a nominee. Our bylaws provide that trustees will be elected by a plurality of the votes cast at a meeting at which a quorum is present. As a result, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect Theodore L. Koenig as a trustee of the Fund until the 2029 annual meeting of shareholders and until his successor is duly elected and qualifies.
The Board of Trustees unanimously recommends a vote “FOR” the election of the individual nominee, Theodore L. Koenig for the term for which he has been nominated.
A shareholder can vote “For” or can “withhold” his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If an individual nominee should decline or be unable to serve as a trustee, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Trustees has no reason to believe that the trustee nominee, Theodore L. Koenig, will be unable or unwilling to serve.
Information about the Trustee Nominees, Trustees, the Executive Officers and Certain Other Officers
The following information as of April 28, 2026 was furnished to the Fund by each currently serving trustee, each executive officer and each other listed officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such person has held with the Fund, and the period during which he or she has served as a trustee, executive officer or other listed officer of the Fund.
Theodore L. Koenig, Thomas J. Allison, and Kenneth R. Buckman currently serve as trustees of the Fund. None of the Fund’s trustees were proposed for election, nor has any trustee, executive officer or other listed officer of the Fund been selected as a trustee, executive officer or other officer of the Fund, pursuant to any agreement or understanding with the Fund or any other person. As used herein, Monroe Capital, LLC is referred to as “Monroe” or “Monroe Capital,” unless the context otherwise requires.
The Fund divides its trustees into two groups — interested trustees and independent trustees. Interested trustees are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund, and independent trustees are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund and are “independent,” as determined by the Board.

Class I Trustee Nominee — Term Expiring at Annual Meeting
Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex Overseen By Trustee/ Nominee(2)	Other Trusteeships Held by Trustee/Nominee During Past 5 Years
Interested Trustee(3)
Theodore L. Koenig (age 67)	Chair	Class I trustee since 2025; term expires 2026	Founder and Chief Executive Officer of Monroe Capital; Chief Executive Officer and Manager of MC Advisors; Chairman and Chief Executive Officer of Monroe Capital Corporation; Chairman and Chief Executive Officer of Monroe Capital Income Plus Corporation	2	MCAP Acquisition Corporation; Monroe Capital Corporation; Monroe Capital Income Plus Corporation

(1)
The address for each trustee is c/o Monroe Capital Enhanced Corporate Lending Fund, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.

(2)
As of April 28, 2026, the term “Fund Complex” refers to the Fund, Horizon Technology Finance Corporation and Monroe Capital Income Plus Corporation, each of which is a business development company advised by MC Advisors or its affiliates.

(3)
Mr. Koenig is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his positions with and ownership and financial interests in Monroe Capital and its affiliates.

Theodore L. Koenig has served as the Chairman of the Fund’s Board since our formation in 2025. Mr. Koenig also serves as the Chairman and Chief Executive Officer of Monroe Capital Income Plus Corporation, a privately offered business development company. Mr. Koenig served as the Chairman of the Board of Directors and Chief Executive Officer of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded business development company, from February 2011 to April 2026 until its merger with and into Horizon Technology Finance Corporation (NASDAQ: HRZN). Additionally, Mr. Koenig is the chief executive officer and a manager of MC Advisors. From 2020 to 2021, Mr. Koenig served as the Chief Executive Officer and chairman of MCAP Acquisition Corporation (NASDAQ: MACQU). Mr. Koenig has approximately 40 years of experience in structuring, negotiating and closing transactions on behalf of asset-based lenders, commercial finance companies, financial institutions and private equity investors. Prior to founding MCMA’s affiliate, Monroe Capital, LLC (“Monroe Capital”) in 2004, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in a variety of debt transactions. Prior to Hilco Capital, Mr. Koenig was a Senior Partner with the Chicago-based corporate law firm, Holleb & Coff from 1986 to 1999 and an Associate with Winston & Strawn from 1983 to 1986. Mr. Koenig earned his J.D. with Honors from the Chicago-Kent College of Law at the Illinois Institute of Technology and his B.S. in Accounting with High Honors from the Kelley School of Business at Indiana University. He is a Director of the Commercial Finance Association, and a member of the Turnaround Management Association, and the Association for Corporate Growth.

Class II Trustee — Term Expiring in 2027
Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex Overseen By Trustee/ Nominee(2)	Other Trusteeships Held by Trustee/Nominee During Past 5 Years
Independent Trustee
Thomas J. Allison (age 74)	Trustee	Class II trustee since 2025; term expires 2027	Principal of Thomas J. Allison & Associates; Managing Director, Arete Capital Partners; Senior Advisor of Portage Point Partners	3	MCAP Acquisition Corporation; Monroe Capital Income Plus Corporation; Monroe Capital Corporation; Horizon Technology Finance Corporation; New Pacific Airlines; Consolidated Hotel Supply; Hobie Cat International; Assertio Therapeutics; Virtus Pharmaceuticals; Grupo HIMA; DTI; American Direct Products; Phoenixus AG

(1)
The address for each trustee is c/o Monroe Capital Enhanced Corporate Lending Fund, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.

(2)
As of April 28, 2026, the term “Fund Complex” refers to the Fund, Horizon Technology Finance Corporation and Monroe Capital Income Plus Corporation, each of which is a business development company advised by MC Advisors or its affiliates.

Thomas J. Allison has served as a trustee of the Fund since our formation in 2025. Mr. Allison has served as Principal of Thomas J. Allison & Associates, a senior management services firm, since 2013, and as Managing Director of Arete Capital Partners since 2025. He served as Senior Advisor of Portage Point Partners, an interim management and business advisory firm, from 2018 to 2024. Since April 2026, Mr. Allison has served as a director of Horizon Technology Finance Corporation (NASDAQ: HRZN), a publicly-traded business development company. Mr. Allison previously served as a director of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded business development company, from 2013 to 2026, until its merger with and into HRZN, and served as a director of MCAP Acquisition Corporation (NASDAQ: MACQU) from March 2021 to December 2021. Since 2013, Mr. Allison has also served as a director of Monroe Capital Income Plus Corporation, a privately offered business development company. Mr. Allison served as a director of Assertio Therapeutics, Inc. from 2020 to 2025, where he chaired the Opioid Committee from 2020 until May 2025, has been an independent director of Virtus Pharmaceuticals LLC since 2022, and was a member of Arete Consulting’s Advisory Board from 2016 to 2025. Since 2025, Mr. Allison has served as a board member for New Pacific Airlines, Consolidated Hotel Supply, and Hobie Cat International. Mr. Allison has been an independent director of Grupo HIMA, the second-largest healthcare system in Puerto Rico, from 2021 to 2024. Mr. Allison has served as Lead Independent Director of DTI, a noise dampening company, since 2023. Mr. Allison served as Lead Director of American Direct Products from July 2024 to December 2024, Chairman of Phoenixus AG, a pharmaceutical company, from 2022 to 2023, a director of Katy Industries, a manufacturer of commercial cleaning solutions and consumer storage products, from 2016 to 2018, a director of PTC Alliance Group Holdings, a global manufacturer of steel tubing, from 2015 to 2020, a director of Novum Pharma, from 2019 to 2020, and a director of The NORDAM Group, Inc., an aerospace company, from 2018 to 2019. From September 2018 to January 2019, Mr. Allison was a director of PGHC Holdings, Inc., a restaurant holding company. From 2006 until his retirement in 2012, Mr. Allison served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting, LLC, a full-service financial and operational advisory consulting firm headquartered in Chicago. At Mesirow, Mr. Allison managed complex turnaround situations and advised on major reorganizations and insolvencies. He also served as CEO, CFO or CRO for several clients. From 2002 to 2006, Mr. Allison served as Founding Partner and Practice Leader of the restructuring practice of Huron Consulting Group. From 1988 to 2002, he served in a variety of roles at Arthur Andersen, LLC, including Partner-in-Charge, Central Region Restructuring Practice. Earlier in his career, Mr. Allison served in various capacities at Coopers & Lybrand, an accounting firm, First National Bank of Chicago and the Chicago Police Department. Mr. Allison has previously served as Chairman of the Association for Certified Turnaround Professionals, Chairman and Director of the Turnaround Management Association, is a Fellow in the American College of Bankruptcy, is a member of the Turnaround Management Hall of Fame and has taught as a guest lecturer at Northwestern University and DePaul University. Mr. Allison received his B.S. in commerce and his M.B.A. from DePaul University.
Class III Trustee — Term Expiring in 2028
Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex Overseen By Trustee/ Nominee(2)	Other Trusteeships Held by Trustee/Nominee During Past 5 Years
Independent Trustee
Kenneth R. Buckman (age 55)	Trustee	Class III trustee since 2025; term expires 2028	Managing Member of Rainy Capital LLC; Chief Executive Officer of Rainy Investments, LLC; Member of Rainy Land Investments, LLC; Chief Executive Officer of Rainy Equipment LLC; Manager of Rainy Hickory LLC	1	None

(1)
The address for each trustee is c/o Monroe Capital Enhanced Corporate Lending Fund, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.

(2)
As of April 28, 2026, the term “Fund Complex” refers to the Fund, Horizon Technology Finance Corporation and Monroe Capital Enhanced Corporate Lending Fund, each of which is a business development company advised by MC Advisors or its affiliates.

Kenneth (“Bucky”) R. Buckman has served as a trustee of the Fund since our formation in 2025. Mr. Buckman is a serial entrepreneur who currently serves as the Chief Executive Officer of Rainy Investments, LLC, a multi-family real estate investment firm (since 2011); Managing Member of Rainy Capital LLC, a private equity investment firm (since 2014); Member of Rainy Land Investments, LLC, an investment firm focused on land development (since 2014); Chief Executive Officer of Rainy Equipment LLC, an aerial heavy equipment leasing company (since 2024); and Manager of Rainy Hickory LLC, an ultra luxury vacation rental company (since 2022). Mr. Buckman also formerly served as Chief Executive Officer of TradeTec Skyline, a full-service exhibit, products, and events company, from 1999 to 2020, until its acquisition in a private equity deal. Mr. Buckman is involved with several non-profit boards, including serving since 2019 as Emeritus Board Chairman for Cal’s All-Star Angel Foundation, Inc., a 501(c)(3) pediatric cancer foundation with a mission of granting wishes, raising pediatric cancer awareness, and funding research to help kids fighting cancer. Mr. Buckman graduated from the University of Iowa with an undergraduate focus in marketing and finance.
Qualifications of Trustees
When considering whether our Trustees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Trustees to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Nominating and Corporate Governance Committee and the

Board of Trustees focused primarily on the information discussed in each of the trustee’s individual biographies set forth above and on the following particular attributes:
Interested Trustees
•
Mr. Koenig:   The Nominating and Corporate Governance Committee and the Board of Trustees considered his substantial experience implementing Monroe Capital’s investment strategy and investing in a variety of debt transactions, as well as his legal background, which provides our Board of Trustees with valuable experience, insight and perspective.

Independent Trustees
•
Mr. Allison:   The Nominating and Corporate Governance Committee and the Board of Trustees considered his extensive turnaround and restructuring experience, significant financial leadership and extensive corporate finance experience, which provide our Board of Trustees with industry knowledge and practical insight.

•
Mr. Buckman:   The Nominating and Corporate Governance Committee and the Board of Trustees considered his substantial experience with the investment banking, advisory and investor service industries, which provides our Board of Trustees with industry knowledge and practical insight.

Executive Officers Who Are Not Also Trustees
The following information pertains to the Fund’s executive officers who are not trustees of the Fund.
Name, Address and Age(1)	Position(s) Held with the Fund	Position Held Since	Principal Occupation(s) During Past 5 Years
Zia Uddin (age 55)	Chief Executive Officer	2025	President, Monroe Capital
Christopher Lund (age 39)	Chief Financial Officer	2025	Managing Director and Co-Portfolio Manager of Monroe Capital’s institutional portfolios
Ronald A. Holinsky (age 55)	Chief Compliance Officer, Chief Legal Officer and Corporate Secretary	2026
Chief Legal Officer, Regulated Funds, Chief Compliance Officer and Head of Operational Risk at Monroe Capital
Chief Compliance Officer, Chief Legal Officer and Corporate Secretary of Monroe Capital Corporation
Senior Vice President and Chief Counsel, Funds & Investments, Lincoln Financial (2018 – 2025)
Senior Vice President, Chief Legal Officer, Secretary and Trustee of Lincoln Financial Investments Corporation and Lincoln Investment Management Fund (2018 – 2025)
Chief Legal Officer and Secretary of Lincoln Financial Funds (2016 – 2025)

(1)
The address for Messrs. Uddin, Lund and Holinsky is c/o Monroe Capital Enhanced Corporate Lending Fund, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.

Biographical Information
The following is information concerning the business experience of our executive officers who are not trustees.
Zia Uddin has served as our Chief Executive Officer since 2025. Mr. Uddin currently serves as President of Monroe Capital. He is also responsible for the Institutional Direct Lending activities, as Co-Portfolio Manager, Institutional Portfolios of Monroe Capital. As President, he focuses on Monroe’s day-to-day and strategic long-term growth initiatives. Mr. Uddin also assists in both Monroe Capital’s software, technology-enabled and business services lending, as well as Monroe’s Independent Sponsor activities. His experience includes past and present roles as a Board member of various public and private companies. He joined the firm in 2007 and is a member of Monroe’s investment committee. Mr. Uddin has 32 years of management consulting, corporate finance, private equity, turnaround and investing experience. Prior to Monroe, Mr. Uddin was a Partner and Principal with two middle market private equity funds. Prior to that, he worked in management consulting services at Arthur Andersen LLP where he provided services to a wide range of clients. Mr. Uddin has also acted in numerous operating roles at middle market companies. Mr. Uddin earned his M.B.A. from The University of Chicago Graduate School of Business and his B.S. from University of Illinois. He is a CFA charter holder and is a non-practicing CPA.
Christopher Lund has served as our Chief Financial Officer since 2025. Mr. Lund is a Managing Director and Co-Portfolio Manager of Monroe Capital’s institutional portfolios. He is responsible for managing the firm’s direct investing vehicles including commingled funds, separately managed accounts, and SBIC funds. He joined the firm in 2015 and is a member of Monroe’s investment committee. He also is responsible for the firm’s ESG initiatives within the investment process. Mr. Lund serves as the Co-Chair of the firm’s Strategic Planning Committee. Mr. Lund is the firm’s subject matter expert on Healthcare investments. He previously served as an underwriter with a focus on the firm’s healthcare investments. Mr. Lund has over 15 years of experience in credit investing. Prior to joining Monroe, Mr. Lund invested in debt and equity securities at Bain Capital Credit. Mr. Lund earned his B.B.A. in Accountancy from the University of Notre Dame.
Ronald A. Holinsky has served as our Chief Compliance Officer, Chief Legal Officer, and Corporate Secretary since January 2026. He has also served as Chief Legal Officer, Regulated Funds & Head of Operational Risk of Monroe Capital since December 2025 and as Chief Compliance Officer of Monroe Capital since January 2026. He is responsible for legal and regulatory matters regarding Monroe Capital’s regulated funds and management of the firm’s operational risk. Mr. Holinsky has nearly 30 years of experience in legal, governance, compliance, regulatory, distribution, operational, and administrative matters for funds, advisory firms, broker-dealers, and insurance companies. Prior to joining Monroe, Mr. Holinsky held various roles at Lincoln Financial from 2013 to 2025, including Senior Vice President & Chief Counsel, Funds & Investments and as Chief Legal Officer & Secretary for the Lincoln Financial Funds and Lincoln Financial Investments. He was responsible for legal, compliance, and governance matters for registered funds and advisory affiliate, as well as corporate and insurance investments. Prior to Lincoln, from 2004 to 2013, he served in various in-house legal and compliance roles at Janney Montgomery Scott and Legg Mason, Inc. Mr. Holinsky also served as a Senior Associate with K&L Gates, from 2001 to 2004, and started his investment management career as a Senior Counsel with the U.S. Securities and Exchange Commission from 1997 to 2000. Mr. Holinsky earned his J.D. from University of Baltimore School of Law and his B.S.B.A. in Finance from West Virginia University. He is a member of the District of Columbia, Maryland, and Pennsylvania bars, holds FINRA Series 24 and 7 licenses, and recently earned certifications in corporate governance, executive influence, and private equity from the University of Pennsylvania’s Wharton Executive Education program.

CORPORATE GOVERNANCE
Trustee Independence
Under the 1940 Act, a majority of a business development company’s board of trustees must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Fund or its affiliates.
The Board consists of three members, two of whom are Independent Trustees. The Board of Trustees has determined that Messrs. Allison and Buckman are Independent Trustees. Mr. Koenig is an “interested person” due to his ownership and financial interests in Monroe Capital and its affiliates and his positions with Monroe Capital and its affiliates, as discussed in his biography. Based upon independently verified information obtained from each trustee concerning their background, employment and affiliations, the Board of Trustees has affirmatively determined that none of the Independent Trustees have a material business or professional relationship with the Fund, other than in his capacity as a member of the Board of Trustees or any committee thereof.
Organization of the Board of Trustees
The Board of Trustees has established an Audit Committee and a Nominating and Corporate Governance Committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. The Fund requires each trustee to make a diligent effort to attend all Board and committee meetings and encourages trustees to participate in each annual meeting of our shareholders. During 2025, the Board of Trustees held one meeting, the Audit Committee held one meeting, and the Nominating and Corporate Governance Committee held one meeting. Each of our Trustees attended at least 75% of the aggregate number of meetings of the Board of Trustees and of the respective committees on which he served that was held during 2025.
Board Leadership Structure
Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us, approves the appointment of our investment adviser, administrator and officers, and has oversight of the valuation process used to establish the Fund’s net asset value. The role of our Board, and of any individual trustees, is one of oversight and not of management of our day-to-day affairs.
Under our bylaws, our Board may designate one of our trustees as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board. The Fund does not have a fixed policy as to whether the chair of the Board should be an independent trustee and believes that its flexibility to select its chair and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders. Theodore L. Koenig, an “interested person” of the Fund, serves as Chair of the Board. The Fund believes that Mr. Koenig’s history with MC Advisors and its affiliates, familiarity with the Monroe Capital investment platform and extensive experience investing in and managing private equity and debt investments qualifies him to serve as Chair of the Board. Moreover, the Board believes that it is in the best interests of our shareholders for Mr. Koenig to lead the Board because of his broad experience with the Monroe Capital platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
The Fund currently does not have a policy mandating a lead independent trustee and does not currently have a lead independent trustee. However, Mr. Allison, the chair of the Audit Committee, is an Independent Trustee and acts as a liaison between the Independent Trustees and management between meetings of the Board as necessary. The Board believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and the Board.
Board Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of Independent Trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with its compliance policies and procedures. Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, its compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) overseeing the Fund’s valuation designee under Rule 2a-5 of the 1940 Act (MC Advisors) and the investment valuation process via its audit committee that operates pursuant to authority assigned to it by the Board; (5) meeting with, or reviewing reports prepared by or on behalf of the representatives of, key service providers, to review and discuss the Fund’s activities and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, the Fund’s fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; (7) overseeing the Fund’s accounting and financial reporting processes, including supervision of the Fund’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (8) overseeing the services of the Fund’s chief compliance officer to test its compliance procedures and those of its service providers.
As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the Audit Committee and the Nominating and Corporate Governance Committee of the Board assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s valuation designee under Rule 2a-5 of the 1940 Act (MC Advisors) and the investment valuation process, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating trustees for election by the Fund’s shareholders, considering and making recommendations to the Board regarding policies that relate to the Fund’s corporate governance and overseeing the evaluation of the Board and its committees. Both the Audit Committee and the Nominating and Corporate Governance Committee consist solely of Independent Trustees.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Fund’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Trustees periodically, but in no event less than once each year. Since the Fund has not had a full year of operations, there has not yet been an annual review conducted by the Chief Compliance Officer.
Oversight of our investment activities extends to oversight of the risk management processes employed by MC Advisors as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of MC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
The Fund believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company. Specifically, as a business development company, the Fund must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness, and the Fund generally has to invest at least 70% of its total assets in “qualifying assets.” As a business development company, the Fund is also required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment. In addition, the Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and as such, the Fund must, among other things, meet certain income source and asset diversification requirements.
The Fund believes that the existing role of the Board in risk oversight is appropriate. However, the Fund re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.
Audit Committee
The Audit Committee is comprised of Thomas J. Allison and Kenneth R. Buckman, each of whom is not considered an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund. Mr. Allison serves as the chair of the Audit Committee. The Board has determined that Thomas J. Allison is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
In accordance with its written charter adopted by the Board, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) oversees the investment valuation process followed by MC Advisors as the Fund’s valuation designee and provides information to the Board on matters relating to the valuation of the Fund’s investments; and (g) acts as a liaison between our independent registered public accounting firm and the Board.
A copy of the charter of the Audit Committee is available in print to any shareholder who requests it and is also available on the Fund’s website at www.monroemlend.com. The contents of the Fund’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document the Fund files with the SEC, and any references to the Fund’s website are intended to be inactive textual references only.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of Thomas J. Allison and Kenneth R. Buckman, each of whom is not considered an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund. Mr. Buckman serves as the chair of the Nominating and Corporate Governance Committee.
The primary function of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board regarding certain governance matters, including selection of trustees for election, selection of trustee nominees to fill vacancies on the Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the annual evaluation of the Board and its committee structure.
When nominating trustee candidates, the Nominating and Corporate Governance Committee will take into consideration such factors as it deems appropriate in accordance with its charter. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard.
The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In connection with any shareholder nomination of a candidate for election as a trustee, the nominating shareholder’s advance notice must include, with respect to each nominee: (i) a statement as to whether the shareholder believes such nominee is, or is not, an “interested person” of the Fund; and (ii) information regarding such nominee that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Fund, to enable the Board to determine whether such nominee is or is not an “interested person” of the Fund, including a written questionnaire about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of the Fund’s publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines. The foregoing information must be included in the nominating shareholder’s written notice delivered to the Secretary of the Fund in accordance with the advance notice requirements set forth in Section 11 of Article II of the Fund’s bylaws. See “How and when may I submit a shareholder proposal for the Fund’s 2027 Annual Meeting?” above for more information.
A copy of charter of the Nominating and Corporate Governance Committee is available in print to any shareholder who requests it and is also available on the Fund’s website at www.monroemlend.com. The contents of the Fund’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document the Fund files with the SEC, and any references to the Fund’s website are intended to be inactive textual references only.
Communications Between Shareholders and the Board of Trustees
The Board welcomes communications from the Fund’s shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent to the Fund’s Corporate Secretary, c/o Monroe Capital Enhanced Corporate Lending Fund, 155 N. Wacker Drive, Floor 35, Chicago, Illinois, 60606. Shareholders should indicate clearly the trustee or trustees to whom the communication is being sent so that each communication may be forwarded directly to the appropriate trustee(s).
Insider Trading Policy
The Fund has adopted insider trading policies and procedures governing the purchase, sale and other dispositions of our securities by our trustees, officers and employees and by any director, officer or employee of MC Advisors, that is designed to promote compliance with insider trading laws, rules, and regulations. In addition, with regard to the Fund’s trading in its own securities, it is the Fund’s policy to comply with all applicable insider trading laws, rules and regulations. The Fund’s insider trading policy is filed as an exhibit to the Fund’s Annual Report on Form 10-K for the year ended December 31, 2025.
Hedging Transactions and Speculative Trading
The Board has adopted, as part of the Fund’s insider trading policy, prohibitions against executive officers and trustees of the Fund and any director, officer or employee of MC Advisors buying or selling puts or calls or other derivative securities based on the Fund’s securities. In addition, such persons are prohibited from short-selling the Fund’s securities or entering into hedging or monetization transactions or similar arrangements with respect to the Fund’s securities.
Pledging of Company Securities
The Board has adopted, as part of the Fund’s insider trading policy, prohibitions against the Fund’s executive officers and trustees and any director, officer, or employee of MC Advisors holding the Fund’s securities in a margin account or pledging the Fund’s securities as collateral for a loan.
Code of Business Conduct
The Fund has adopted a code of business conduct that applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of the Board. The Fund’s code of business conduct can be accessed via the Fund’s website at www.monroemlend.com. The Fund intends to disclose any amendments to or waivers of required provisions of the code of conduct on the Fund’s website. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

COMPENSATION DISCUSSION
The Fund does not currently have any employees and does not expect to have any employees. Services necessary for the Fund’s business will be provided by individuals who are employees of the MC Advisors, MCMA or their respective affiliates, pursuant to the terms of the investment advisory agreement with MC Advisors (as amended, the “Advisory Agreement”), the administration agreement with MCMA (as amended, the “Administration Agreement”) and the Expense Support and Conditional Reimbursement Agreement we have entered into with MC Advisors (the “Expense Support Agreement”), as applicable. The Fund’s day-to-day investment and administrative operations are managed by MC Advisors and MCMA. Most of the services necessary for the origination and administration of the Fund’s investment portfolio will be provided by investment professionals employed by MC Advisors, MCMA or their affiliates.
None of the Fund’s executive officers receive direct compensation from the Fund. We reimburse MCMA for our allocable portion of costs and expenses (including travel expenses, unless incurred by a controlling person of MCMA) incurred by MCMA in performing its obligations under the Administration Agreement, including our allocable portion of the compensation and other expenses of certain of our officers, including our chief financial officer and chief compliance officer and their respective staffs, and we may reimburse MC Advisors for certain expenses under the terms of the Advisory Agreement. See “Certain Relationships and Related Transactions” below.
Compensation of Trustees
The following table shows information regarding the compensation received by our trustees, none of whom is an employee of the Fund, for the fiscal year ended December 31, 2025.
Name	Fees Earned or Paid in Cash by the Fund(1)	Total Compensation from the Fund	Total Compensation from the Fund Complex(2)
Independent Trustees
Thomas J. Allison	$11,277	$11,277	$133,277
Kenneth R. Buckman	$11,277	$11,277	$11,277
Interested Trustees
Theodore L. Koenig	None	None	None

(1)
For a discussion of compensation paid to trustees, see below.

(2)
During fiscal year 2025, the term “Fund Complex” refers to the Fund, Monroe Capital Corporation and Monroe Capital Income Plus Corporation, each of which is a business development company advised by MC Advisors.

Our Trustees who do not also serve in an executive officer capacity for us or MC Advisors are entitled to receive annual cash retainer fees. These Trustees are Thomas J. Allison and Kenneth R. Buckman.
During 2025, each Independent Trustee received an annual retainer of $50,000 (paid quarterly in arrears and prorated for the partial year) for serving on the Board of Trustees. Our Interested Trustee is an employee of Monroe Capital and as a result, did not receive additional compensation for service as a member of our Board of Trustees. We also reimbursed each of the above Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a Board meeting.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires that our trustees and executive officers, and any persons holding more than 10% of any class of our equity securities, file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and greater-than-10% holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our trustees, executive officers and greater-than-10% beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to it. For example, the Fund has a code of conduct that generally prohibits officers or trustees of the Fund from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Waivers to the code of conduct can generally only be obtained from the Board and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).
As a business development company, the Fund is also subject to certain regulatory requirements that restrict the Fund’s ability to engage in certain related-party transactions. The Fund has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
We have entered into the Advisory Agreement with MC Advisors. Certain of our current officers and trustees, as well as certain members of MC Advisors’ investment committee for the Fund (the “Investment Committee”), are directors or officers of MC Advisors. MC Advisors and its direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of MC Advisors’ management and incentive fees may create an incentive for MC Advisors to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain trustees and officers of the Fund and members of the Investment Committee or other MC Advisors personnel serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by MC Advisors. Similarly, MC Advisors or other Monroe Capital affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, these persons may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or our shareholders. These officers and trustees will devote such portion of their time to our affairs as is required for the performance of their duties, but they are not required to devote all their time to us. Accordingly, the Fund may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Monroe Capital and, if given such opportunity, may not be allowed to participate in such investments without the prior approval of our trustees who are not interested persons and, in some cases, the prior approval of the SEC. However, MC Advisors intends to allocate investment opportunities in a fair and equitable manner in accordance with its investment allocation policy.
MCMA serves as our administrator. Pursuant to the Administration Agreement, MCMA furnishes us with office facilities and equipment and provides us clerical, bookkeeping and record keeping and other administrative services at such facilities. Under the Administration Agreement, MCMA performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. MCMA also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, disseminates reports to our shareholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, MCMA also assists MC Advisors to provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of costs and expenses (including travel expenses, unless incurred by a controlling person of MCMA) incurred by MCMA in performing its obligations under the Administration Agreement, including our allocable portion of the compensation and other expenses of certain of our officers, including our chief financial officer and chief compliance officer and their respective staffs. MCMA will not charge the Fund any additional fees for its services as Administrator.
MC Advisors agreed to advance all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of our participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, broker-dealers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) through the date on which the Fund commenced its public offering of common shares and paid for up to $1.0 million of the Fund’s organization and offering expenses on the Fund’s behalf without reimbursement or recoupment. Thereafter, pursuant to the Expense Support Agreement, MC Advisors is obligated to advance our Operating Expenses (as defined below) to the extent that such expenses exceed 1.00% (on an annualized basis) of our average net asset value. We are obligated to reimburse MC Advisors for such advanced expenses only if certain conditions are met. For purposes hereof, “Operating Expenses” means all of the Fund’s operating costs and expenses incurred (including organization and offering expenses), as determined in accordance with generally accepted accounting principles for investment companies, less base management and incentive fees owed to MC Advisors, shareholder servicing and/or distribution fees, and borrowing costs.
For more information on the Advisory Agreement, the Administration Agreement, and the Expense Support Agreement, see “Item 1. Business — Management and Other Agreements” and the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The Fund has entered into a trademark license agreement with Monroe Capital under which Monroe Capital has agreed to grant the Fund a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in its business. Under this agreement, the Fund has the right to use the “Monroe Capital” name at no cost, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains its investment adviser. Other than with respect to this limited license, the Fund has no legal right to the “Monroe Capital” name or logo.
On November 12, 2025, prior to the Fund’s election to be regulated as a business development company under the 1940 Act, the Fund acquired an initial portfolio of investments from affiliates managed by MCMA (then serving as the Fund’s investment adviser) for a total fair value of approximately $159.2 million. The portfolio consisted of investments in 28 portfolio companies and included 28 senior secured loans and eight equity securities, that MCMA believed were consistent with the Fund’s investment objective and provided the Fund with a sound foundation for its business. The members of the Board who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act of the Fund were apprised of the terms of the transaction and, based on information from MCMA regarding potential conflicts of interest in the trade and representations from MCMA that such terms were fair, appropriate, and in the best interest of each participating party, approved the transactions. In connection with such approval, MCMA informed the non-interested directors that the prices for the acquired assets reflected the market price that would be obtained by or from a third party and, in MCMA’s judgment, represented a reasonable price for such assets that would be paid in an arm’s length transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of the record date of April 28, 2026, information with respect to the beneficial ownership of our common shares by (1) each person known to us to be expected to beneficially own more than 5% of the outstanding common shares; (2) each of our trustees and each executive officers; and (3) all of our trustees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of the Fund’s common shares that they beneficially own. Please note that certain record holders of 5% or more of our common shares may be deemed not to beneficially own (or may be deemed to have disclaimed beneficial ownership of) some or all of their common shares to the extent they do not have voting and/or dispositive power over such common shares. There are no common shares subject to options that are currently exercisable or exercisable within 60 days of the April 28, 2026 record date. Percentage of beneficial ownership is based on 4,043,090 common shares outstanding as of April 28, 2026.
The address for all of the Fund’s officers and trustees is Monroe Capital Enhanced Corporate Lending Fund, c/o Monroe Capital BDC Advisors, LLC, 155 N. Wacker Drive, Floor 35, Chicago, Illinois 60606.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class	Dollar Range of Equity Securities in the Fund Beneficially Owned by Our Trustees and Trustee Nominee(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee/Nominee in Family of Investment Companies(2)(3)
Greater than 5% Shareholders
Wendel SE(4)	3,948,488	97.66%	N/A	N/A
Interested Trustees
Theodore L. Koenig	None	N/A	N/A	Over $100,000
Independent Trustees
Thomas J. Allison	None	N/A	N/A	Over $100,000
Kenneth R. Buckman	None	N/A	N/A	None
Executive Officers who are not Trustees
Zia Uddin	None	N/A	N/A	N/A
Christopher Lund	None	N/A	N/A	N/A
Ronald A. Holinsky	None	N/A	N/A	N/A
All Trustees and Executive Officers as a Group (6 Persons)	None	N/A	N/A	Over $100,000

*
Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. Dollar ranges were determined using the number of shares that are beneficially owned as of April 28, 2026, multiplied by the net asset value per Class I share as of March 31, 2026, which was $25.74. No Class S shares or Class D shares were outstanding as of April 28, 2026. The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

(3)
The “Family of Investment Companies” refers to the Fund and Monroe Capital Income Plus Corporation, each of which is a business development company advised by MC Advisors and reflects information as of the record date, April 28, 2026.

(4)
Reflects (i) 3,947,888 Common Shares directly held by W Sponsoring SCSp (“Sponsoring”) and (ii) 600 Common Shares directly held by Monroe Capital Onshore Holdco LLC (“Onshore HoldCo”), a

Delaware limited liability company that is directly wholly owned by Monroe Capital Intermediate Holdings, LLC, which is in turn indirectly majority-owned by Wendel SE.
Sponsoring is a special limited partnership (société en commandite spéciale) organized under the laws of the Grand Duchy of Luxembourg and managed by a board of managers (the “Board of Managers”). A majority vote of managers is required for any action by the Board of Managers, and no single manager has a veto right. The sole general partner of Sponsoring, Oranje-Nassau GP S.à r.l. (the “General Partner”), is not actively involved in management of Sponsoring. The General Partner and the Board of Managers disclaim beneficial ownership of the securities reported herein, except to the extent of the General Partner’s pecuniary interest therein.
Sponsoring’s limited partner interest is wholly owned by Wendel Luxembourg S.A., a wholly-owned direct subsidiary of Wendel SE, a French investment company listed on the Euronext Paris stock-exchange. Sponsoring’s principal business address is 11 avenue Emile Reuter, L-2420 Luxembourg. The principal business address for Wendel SE is 2-4, rue Paul Cézanne, Paris, France 75008.

AUDIT COMMITTEE REPORT1
The following is the report of the Audit Committee with respect to the Fund’s audited consolidated financial statements for the fiscal year ended December 31, 2025.
The Audit Committee has reviewed and discussed the Fund’s audited consolidated financial statements for the fiscal year ended December 31, 2025 with management and Grant Thornton LLP (“Grant Thornton”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025, with and without management present. The Audit Committee included in its review results of Grant Thornton’s audit of the Fund’s consolidated financial statements.
The Audit Committee also has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has discussed with Grant Thornton its independence from management and the Fund, as well as the matters in the written disclosures received from Grant Thornton as required by the applicable requirements of the PCAOB. The Audit Committee received a letter from Grant Thornton confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Grant Thornton for the fiscal year ended December 31, 2025. The Audit Committee discussed and reviewed with Grant Thornton the Fund’s critical accounting policies and practices, other material written communications to management, and the scope of Grant Thornton’s audits and all fees paid to Grant Thornton during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Grant Thornton for the Fund. The Audit Committee has reviewed and considered the compatibility of Grant Thornton’s performance of non-audit services with the maintenance of Grant Thornton’s independence as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Fund’s Board of Trustees (and the Board of Trustees has approved) that the Fund’s audited consolidated financial statements be included in the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
The Audit Committee
Thomas J. Allison, Chair
Kenneth R. Buckman

1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Grant Thornton LLP (“Grant Thornton”) began to serve the Fund’s independent registered public accounting firm during the year ended December 31, 2025. The following are aggregate fees billed to the Fund by Grant Thornton during the fiscal year ended December 31, 2025, or attributable to services provided to the Fund for such fiscal year:
Fiscal Year Ended December 31, 2025
Audit Fees	$125,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
TOTAL FEES	$125,000
Audit Fees.   Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide, in addition to fees for the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements in accordance with generally accepted auditing standards.
Audit-Related Fees.   Audit-related fees are assurance and related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation. This category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Tax Fees.   Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.
All Other Fees.   Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and our Board of Trustees has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the firm’s independence.
Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved fee levels will also require specific pre-approval by the Audit Committee. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the Chief Financial Officer, and must include a statement as to whether, in his or her view, the request or application is consistent with the SEC’s rules on auditor independence. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member or members to whom such responsibility is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
During 2025, all of our audit fees, audit-related fees, tax fees and fees for other services provided by our independent registered public accounting firm were pre-approved by our Audit Committee.

FINANCIAL STATEMENTS AVAILABLE
A copy of the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.
Along with this proxy statement, the Fund will provide to each shareholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the SEC for the year ended December 31, 2025. Copies of these documents may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.
OTHER BUSINESS
The Board of Trustees knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.
You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.
By order of the Board of Trustees,
/s/ Ronald A. Holinsky

Ronald A. Holinsky
Corporate Secretary

Monroe Capital Enhanced Corporate Lending Fund155 North Wacker Drive, Floor 35Chicago, IL 60606VOTE BY E-MAILMark, sign and date your proxy card and return a scan of the properly completed, executed card via electronic mail until 11:59 p.m. Central Time the day before the meeting date to the following address: Compliance@monroecap.comVOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided to the following address:Monroe Capital Enhanced Corporate Lending FundAttn: Chief Compliance Officer155 North Wacker DriveChicago, IL 60606To vote, mark blocks below in blue or black inkTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDMONROE CAPITAL ENHANCED CORPORATE LENDING FUNDTHE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE TRUSTEE NOMINEE NAMED BELOW.1. To elect Theodore L. Koenig as a Class I trustee to serve until the Fund’s 2029 annual meeting of shareholders and until his successor is duly elected and qualifiesFor•Withhold•NOTE: In their discretion, the proxyholders will vote on such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxies previously given with respect to the Annual Meeting.Please sign exactly as your name(s) appear(s) in the Fund’s records. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature (Please sign within box)DateSignature (joint owners)Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGNotice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K and any other proxy materials are available, free of charge, on the Fund’s EDGAR page at www.sec.govMONROE CAPITAL ENHANCED CORPORATE LENDING FUNDAnnual Meeting of ShareholdersJune 18, 2026, 9:00 A.M., Central TimeThis proxy is solicited on behalf of the Board of TrusteesThe undersigned shareholder(s) of Monroe Capital Enhanced Corporate Lending Fund (the "Fund") acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders of Fund and the accompanying Proxy Statement and hereby appoint(s) and authorize(s) Christopher Lund and Ronald Holinsky, and each of them, and each with full power of substitution and resubstitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Shareholders of the Fund to be held at the Fund’s principal executive offices at 155 North Wacker Drive, Floor 35, Chicago, Illinois 60606 on Thursday, June 18, 2026 at 9:00 a.m., Central Time, and at all postponements or adjournments thereof, to cast, as designated on the reverse side of this ballot, all votes that the undersigned is entitled to cast at such meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revoke(s) any proxy heretofore given with respect to such meeting, and any adjournments or postponements thereof. Further instructions on how to attend and vote at the Annual Meeting of Shareholders are contained in the Proxy Statement.THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR the nominee named in Proposal 1 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to SEC rules.Please mark, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope or via e-mail in accordance with the instructions herein.Continued and to be signed on the reverse side